Prospectus Supplement

John Hancock Municipal Securities Trust

Supplement dated July 12, 2018 to the current summary prospectus (the “summary prospectus”)

John Hancock High Yield Municipal Bond Fund (the “fund”)

Effective at the close of business on September 28, 2018 (the “effective date”), Cynthia M. Brown will no longer serve as a portfolio manager of the fund. Effective immediately, Jeffrey N. Given, CFA and Dennis DiCicco are being added as portfolio managers of the fund, and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio along with Ms. Brown through the effective date. In addition, as of the effective date, all references to Ms. Brown as a portfolio manager of the fund will be removed from the summary prospectus.

Accordingly, the following information is being added under the heading “Portfolio management”:

Jeffrey N. Given	Dennis DiCicco
Senior Managing Director and Senior Portfolio Manager	Associate Portfolio Manager
Managed the fund since 2018	Managed the fund since 2018

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.